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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1996 included in Thermatrix Inc.'s Form S-1 (Registration Statement File No. 333-4370).



                                                       /s/ Arthur Andersen LLP
                                                       ------------------------
                                                           Arthur Andersen LLP

San Jose, California
September 17, 1996